UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2026

KIDZ AI INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-42588	99-2827182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 7th Avenue, Suite 905, New York, NY	10123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-9588

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants	KIDZW	The Nasdaq Stock Market LLC

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2026, the board of directors of KIDZ AI Inc. (the “Company”) approved a reverse stock split of the Company’s outstanding Class A common stock and Class B common stock (the “Reverse Split”) at a ratio of 1-for-10, as well as an associated reduction in the number of shares of Class A common stock and Class B common stock the Company is authorized to issue (the “Reduction in Authorized Common Stock”) from 1,000,000 shares of Class A common stock to 100,000 shares of Class A common stock and 40,000,000 shares of Class B common stock to 4,000,000 shares of Class B common stock.

On June 4, 2026, in order to effect the Reverse Split and the Reduction in Authorized Common Stock, the Company filed a certificate of amendment to its certificate of incorporation, as amended, pursuant to which the Reverse Split and the Reduction in Authorized Common Stock will become effective on June 8, 2026, at 12:01 a.m. Eastern Time (the “Effective Time”).

Reasons for the Reverse Split

The Company is effecting the Reverse Split in order to maintain the Company’s compliance with the continued listing requirements for the Capital Market of The Nasdaq Stock Market LLC (“Nasdaq”).  By effecting the Reverse Split, the Company expects that the closing bid price of the Class B common stock will increase above the $1.00 per share requirement to maintain compliance with the minimum bid price requirement. Although no assurances can be provided, the Company further believes that Reverse Split will enable the Company to maintain its Nasdaq listing.

Effect of the Reverse Split and the Reduction in Authorized Common Stock

Effective Time; Symbol; CUSIP Number

The Reverse Split will become effective at the Effective Time and the Class B common stock will began trading on a split-adjusted basis at the open of business on June 8, 2026. In connection with the Reverse Split, the CUSIP number for the Class B common stock will change to 182744300. The trading symbol for the Company’s Class B common stock, “KIDZ,” will remain unchanged.

Split Adjustment; Treatment of Fractional Shares

At the Effective Time, the total number of shares of common stock held by each stockholder of the Company will be converted automatically into the number of shares of Class A common stock and Class B common stock equal to the number of issued and outstanding shares of Class A common stock and Class B common Stock held by each such stockholder immediately prior to the Reverse Split divided by 10. The Company will issue one whole share of the post-Reverse Split common stock to any stockholder of record who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split. As a result, no fractional shares will be issued in connection with the Reverse Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Split.

Also at the Effective Time: (i) all warrants of the Company outstanding immediately prior to the Reverse Split will be adjusted by dividing the number of shares of Class B common stock into which such warrants are exercisable by 10 and multiplying the exercise price thereof by 10, all in accordance with the terms of the warrants and subject to rounding pursuant to such terms; (ii) all the convertible securities of the Company outstanding immediately prior to the Reverse Split, including the Company’s convertible preferred stock and the Company’s convertible notes, will be adjusted in accordance with the terms of the agreements or arrangements governing such convertible securities and subject to rounding pursuant to such terms; and (iii) the number of shares of Class B common stock reserved for issuance under the Company’s long-term incentive equity plans, as well as the other amounts expressed in a number of shares set forth in such plans, will be proportionately adjusted.

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Effect on Capitalization

As a result of the Reduction in Authorized Common Stock, the Company will be authorized to issue 100,000 shares of Class A common stock and 4,000,000 shares of Class B common stock after the Reverse Split.

Certificated and Non-Certificated Shares

Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may send the certificates to the Company’s transfer agent and registrar, Continental Stock Transfer & Trust Company (“Continental”) at the address set forth below. Continental will issue a new stock certificate reflecting the Reverse Split to each requesting stockholder. Continental can be contacted at:

Continental Stock Transfer & Trust Company

Reorganization Department

1 State Street, 30th Floor

New York, NY 10004-1561

(917) 262-2378

Additional Information

The above description of the Charter Amendment and the Reverse Split is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment.
99.1	Press release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks, uncertainties and other factors include, but are not limited to, those set forth herein and in the other documents filed by the Company with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. The Company’s ability to maintain its listing on Nasdaq and its actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDZ AI INC.

Dated: June 4, 2026	By:	/s/ Hui Luo
Hui Luo
Chief Executive Officer

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